STOCK PURCHASE AND EXCHANGE AGREEMENT
                      -------------------------------------

         This Stock Purchase and Exchange Agreement (the "Agreement") is dated and effective as of the 26th day of December, 2001 by and between INTRACO SYSTEMS, INC., a Nevada corporation ("Intraco") and FIRST INTERNATIONAL FINANCE CORPORATION, a Nevada corporation ("FIFC") relating to the acquisition by Intraco from FIFC of ordinary shares of Anglo American PLC, a corporation organized under the laws of the United Kingdom ("Anglo American") (and/or stock of other publicly traded companies1) as hereinafter described (and/or to be delineated in Addendums to this Agreement for other publicly traded companies).

                               W I T N E S S E T H

         A. FIFC owns shares of ordinary stock of Anglo American currently valued at not less than US$15 million;

         B. FIFC is willing to exchange shares of such ordinary stock of Anglo American valued at US$15 million in exchange for capital stock of Intraco representing 750,000,000 shares of Common Stock, $.001 par value per share;

         C. Intraco currently has authorized 100,000,000 shares of Common Stock of which 40,590,090 shares of Common Stock are currently issued and outstanding. There are 9,864,581 Common shares, which are considered free trading, and 30,725,509 Common shares, which are restricted.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1 EXCHANGE OF CAPITAL STOCK
-----------------------------------

         1.1      Exchange of Share.
                  -----------------

                  Intraco and FIFC hereby agree that FIFC shall, on the Closing Date, exchange US$15 million of Anglo American Plc Ordinary Shares1 (such shares of Anglo American Plc Ordinary Shares to be delivered at the Closing are hereinafter referred to as the "Anglo American Shares") in exchange for 1,000,000 shares of Series C Convertible Preferred Stock, $.001 per share (the "Preferred Shares") of Intraco which shall be convertible into 750,000,000 shares of Common Stock of Intraco (the "Intraco Shares") (the Preferred Shares and the Intraco Shares are sometimes hereinafter collectively referred to as the "Intraco Securities"). The Preferred Shares shall be subject to the terms, conditions and designations referred to in the Certificate of Designations of Intraco included as Exhibit A hereto, which will include, inter alia, the following terms:

                  (i) The Preferred Shares will have a stated value of $15 per share (aggregate stated value of $15,000,000);


--------
1 Including, but not limited to Debeers and South Africa Brewery Co.

                  (ii) The Preferred Shares will be convertible into an aggregate of 750,000,000 shares of Common Stock of Intraco (750 shares of Common Stock for each Preferred Share). The conversion will therefore relate to an exchange/purchase price of $0.02 per share. Effectively, the Anglo American stock (or other securities, see footnote 1) valued at US$15 million will be in exchange for capital stock of Intraco representing 750,000,000 shares of Common Stock, $.001 par value per share and with exchange value of $0.02 per share;

                  (iii) The liquidation value of the Preferred Shares will be US$15 million; and

                  (iv) The Preferred Shares will have in the aggregate the equivalent vote of 750,000,000 shares of Common Stock of Intraco.2

         1.2      Amendment to Certificate of Incorporation.
                  -----------------------------------------

                  Immediately following the Closing Date, Intraco will take immediate steps to obtain approval of its Board of Directors and its Stockholders in order to increase the authorized capital stock of Intraco to 1,000,000,000 (1 Billion) shares of Common Stock.

         1.3      Registration Rights.
                  -------------------

                  Intraco agrees to file as soon as is reasonably possible a Registration Statement with the Securities and Exchange Commission in order to permit the resale of the Intraco Shares. In the event that FIFC and Intraco determine not to register all of the Intraco Shares in an initial Registration Statement, Intraco will subsequently file such additional registration statements as may be necessary at the request of FIFC to permit the resale of the Intraco Shares in compliance with the Securities Act of 1933. The filing of one or more registration statements to permit the resale of the Intraco Shares by FIFC shall be at the cost of Intraco except for those expenses (such as brokerage commissions) as are normally incurred by selling security holders.

         1.4      Securities To Be Maintained in Special Account.
                  ----------------------------------------------

                  Intraco agrees that during the term of this Agreement, that it will maintain the Anglo American Shares in the present account in which it is lodged. The transfer of the securities will be by Deed of Assignment, from FIFC to Intraco, and acknowledged by the custodial bank, wherein the securities are held. The Deed of Assignment will be executed at the time of the closing of this agreement, and assigned to the name of Intraco for the purposes of the contemplated exchange. Following the execution of this Agreement and receipt of the Deed of Assignment by Intraco from FIFC, the Anglo American Shares may be used as collateral security for general loans to Intraco for operating the Company. Until the receipt by FIFC of the common shares of Intraco through the conversion of the Preferred to common, Intraco warrants that any such use of the securities as collateral for security must be noticed as to the amount, time, and specifics of the transaction to FIFC in writing, and approval by FIFC must be obtained in writing.

------
2 The voting power of the block of Preferred Shares is to be absolute and controlling, such that on the execution and closing of this Agreement FIFC, as Preferred Shareholder will have the right to vote at any and all shareholder meetings, such that the effect will be that the increase in authorized shares, as required for the conversion of the Preferred Stock received by FIFC, will be effected at the earliest possible time. See, section 1.2 herein.

                   Without notice and approval prior to the collateral use of the securities, the transaction will be deemed void. This requirement is to continue in full force and effect following the completion of the conversion to common shares, and for one full year from the date of receipt by FIFC of the Intraco Common shares.

         1.5      Investment Intent.
                   ----------------

                  The Securities have not been registered under the Securities Act of 1933, as amended, and may not be resold unless the Securities are registered under the Act or an exemption from such registration is available. FIFC represents and warrants that it is acquiring the Securities for its own account, for investment, and not with a view to the distribution of the Securities.

                  It is the intent of FIFC to acquire and own the Securities of Intraco for its own account, notwithstanding that FIFC may in the future sell or borrow on said securities in the normal course of its business and notwithstanding the fact that it is the intent of the parties to register the securities following their issuance. Any such sale will, prior to the intended registration of the securities, result in the securities being transferred containing the required legend.

                  Each certificate representing the Securities will have a legend thereon-incorporating language as follows:

                  "The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the Securities under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required by the Act."

SECTION 2 REPRESENTATIONS AND WARRANTIES BY FIFC
------------------------------------------------

         FIFC represents and warrants to Intraco as follows:

         2.1      Organization and Good Standing.
                  ------------------------------

                  FIFC is a corporation duly organized, validly existing and in good standing under the laws of Nevada (and also licensed to transact business in Florida), and FIFC is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated.

         2.2      Ownership of Shares.
                  -------------------

         FIFC is the owner of record and beneficially of all of the Anglo American Shares (and others, see footnote 1) free and clear of all rights, claims, liens and encumbrances, and which such Shares have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

         2.3      Compliance with Laws.
                  --------------------

                  FIFC has complied with all laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, it not complied with, would materially and adversely affect the business of FIFC and its capacity to fulfill the terms of this Agreement.

         2.4      No Breach.
                  ---------

                  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) Violate any provision of the organizational documents or By-Laws of FIFC;

                  (ii) Violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which FIFC is a party or by or to which it or any of its assets or properties may be bound or subject;

         2.5      Brokers.
                  -------

                  No Broker's fee will be payable in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by FIFC.

         2.6      Authority to Execute and Perform Agreements.
                  -------------------------------------------

                  FIFC has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of FIFC in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby and the performance by FIFC of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) Require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person;

                  (ii) Conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any order, judgment or decree applicable to the FIFC or any instrument, contract or other agreement to which FIFC is a party, or by or to which FIFC is bound; or

                  (iii) Result in the creation of any lien or other encumbrance on the assets or properties of FIFC.

         2.7      Full Disclosure.
                  ---------------

                  No representation or warranty by FIFC in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Intraco pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of FIFC.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF INTRACO
-----------------------------------------------------

         Intraco hereby represents and warrants to FIFC as follows:

         3.1      Organization and Good Standing.
                  ------------------------------

                  Intraco is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. Intraco is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by Intraco or the nature of the business transacted by it make such license or qualification necessary.

         3.2      Outstanding Capitalization.
                  --------------------------

                  As of the date hereof, the capitalization of the Company is as set forth in Intraco's periodic reports with the Securities and Exchange Commission. Summarized herein:

                                                      Number:         Value:
         Authorized Ordinary Shares:                100,000,000
         Outstanding Ordinary Shares:                40,590,090
         Free Trading Ordinary Shares:                9,864,581
         Ordinary Shares under Option:               15,799,833     $
         Preferred Shares Series A:                     391,500     $
         Preferred Shares Series B:                     872,100     $
         Warrants                                     8,856,160     $

         Preferred shares Series A

         Preferred Shares Series B

         Warrants specifics include:

                  Prior to the execution of this Agreement, Intraco has supplied to FIFC an updated list, from its transfer agent, of Shareholders holding Intraco shares.

         3.3      Financial Statements; Books and Records.
                  ---------------------------------------

                  Intraco has delivered to FIFC its unaudited balance sheet of Intraco as at September 30, 2001 (the "Balance Sheet"), and the audited balance sheet of Intraco as at December 31, 2000, and the related statements of operations for the period and year then ended (collectively the "Financial Statements"). The Financial Statements fairly represent the financial position of Intraco as at such dates and the results of its operations for the year and period then ended. The Financial Statements were prepared in accordance with generally accepted accounting principals applied on a consistent basis with prior periods except as otherwise stated therein. The books of account and other records of Intraco, financial or otherwise, are in all material respects complete and correct and are maintained in accordance with good business and accounting practices.

         3.4      No Material Adverse Changes.
                  ---------------------------

                  Except as set forth in filings or in the periodic reports filed by Intraco under the Securities Exchange Act of 1934 ("Periodic Reports"), since the date of the Balance Sheet there has not been:

                  (i) Any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Intraco;

                  (ii) Any incurrence of any material indebtedness for borrowed money;

                  (iii) Any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Intraco whether or not covered by insurance;

                  (iv) Except in the ordinary course of business, any contract, agreement or transaction consummated.

         3.5      Compliance with Laws.
                  --------------------

                  Intraco has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Intraco.

         3.6      No Breach.
                  ---------

                  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) Violate any provision of the Certificate of Incorporation or By-Laws of Intraco;

                  (ii) Violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Intraco is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) Violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Intraco, or upon the securities, properties or business of Intraco; or

                  (iv) Violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

         3.7      Brokers.
                  -------

                  No Brokers fee will be payable in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Intraco.

         3.8      Authority to Execute and Perform Agreements.
                  -------------------------------------------

                  Intraco has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of INTRACO enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by Intraco of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) Require the approval or consent of its stockholders except as contemplated by Section 1.2 hereof;

                  (ii) Require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person;

                  (iii) Conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to Intraco, or any instrument, contract or other agreement to which Intraco is a party or by or to which Intraco is bound or subject; or

                  (iv) Result in the creation of any lien or other encumbrance on the assets or properties of INTRACO.

         3.9      Delivery of Periodic Reports; Compliance with 1934 Act.
                  ------------------------------------------------------

                  Intraco has provided FIFC with access to all of its Periodic Reports filed with the Securities and Exchange Commission. Intraco has filed all required Periodic Reports and is in compliance with its reporting obligations under the Securities Exchange Act of 1934 as a result of having been registered under Section 12(g) of that Act.

         3.10     The Securities.
                  --------------

                  The Securities to be issued to the Shareholder have been duly authorized by all necessary corporate and any stockholder actions (except for increase of capital to permit the conversion into Common Stock of Intraco) and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

         3.11     Authority to Execute and Perform Agreements.
                  -------------------------------------------

                  Intraco has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder except as disclosed in this Agreement. This Agreement has been duly executed and delivered and is the valid and binding obligation of Intraco in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby and the performance by Intraco of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) Require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person;

                  (ii) Conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any order, judgment or decree applicable to Intraco or any instrument, contract or other agreement to which Intraco is a party, or by or to which Intraco is bound; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of FIFC.

         3.12     Full Disclosure.
                  ---------------

                  No representation or warranty by Intraco in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to FIFC pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of Intraco. To the best knowledge of Intraco, there is no material fact, development or threatened development (except for general economic conditions affecting business generally) which Intraco has not disclosed in writing and which materially adversely affects Intraco or the transactions contemplated hereby.

SECTION 4.   COVENANTS OF INTRACO
---------------------------------

         Not later than 30 days from the date of closing, Intraco will file a Preliminary Proxy Statement or Preliminary Information Statement with the Securities and Exchange Commission to increase its capitalization as hereinafter provided. Intraco will use its best efforts to obtain necessary authorizations and approvals of the stockholders of Intraco and the Securities and Exchange Commission for the increase of the Common Stock of the Corporation to permit FIFC to convert the Preferred Stock into Common Stock of Intraco.

         Following approval by the Securities and Exchange Commission of the Proxy Statement or Information Statement providing for the increase in capitalization, Intraco shall immediately provide notice to all the stockholders of Intraco of a meeting for the purpose of voting for an increase in the capitalization for the Common Stock and conduct such meeting and complete the vote as soon as legally possible to increase the Common Stock to allow the Preferred Shares to be converted into Common Stock of Intraco.

         FIFC shall be permitted, in all cases to vote its Preferred shares at that shareholders meeting, in order to increase capitalization. Failure to increase capitalization shall cause this agreement to be unwound, and the Deed of Assignment of the Anglo American (or other securities) to be canceled. Unwinding of the transaction for failure to increase capitalization, and provide to FIFC the Intraco common stock as delineated herein shall be without recourse by either party to this transaction.


SECTION 5.  ADDITIONAL COVENANTS
--------------------------------

         5.1      Corporate Examinations and Investigations.
                  -----------------------------------------

                  Prior to the Closing Date, Intraco and FIFC shall each be entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may have the full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the business and affairs of the other, each party shall furnish the other during such period with all such information and copies of such documents concerning the affairs of it as the other party may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully in connection with such review and examination and to make full disclosure to the other parties all material facts affecting its financial condition and business operations.

         5.2      Expenses.
                  --------

                  Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         5.3      Further Assurances.
                  ------------------

                  The parties shall execute such documents and other papers and take such further actions, as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are conditions precedent to the Closing.

         5.4      Confidentiality.
                  ---------------

                  In the event the transactions contemplated by this Agreement are not consummated, Intraco and FIFC agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the date hereof; provided, however, such obligation shall not apply to information which:

                  (i)      At the time of disclosure was public knowledge;

                  (ii) After the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                  (iii) The receiving party had within its possession at the time of disclosure.

SECTION 6.  SURVIVAL OR REPRESENTATIONS AND WARRANTIES OF FIFC
--------------------------------------------------------------

         Notwithstanding any right of Intraco fully to investigate the affairs of FIFC and notwithstanding any knowledge of facts determined or determinable by Intraco pursuant to such investigation or right of investigation, Intraco shall have the right to rely fully upon the representations, warranties, covenants and agreements of FIFC contained in this Agreement or in any document delivered to Intraco by FIFC or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for twelve (12) months following the Closing Date.

         Should, for any reason, Intraco determine that FIFC (or the securities as to be contributed to Intraco pursuant to this Agreement) be unsuited for Intraco, such determination must be made within the first thirty days of the execution of this agreement and the receipt by Intraco of the Deed of Assignment for their securities. Should the securities not meet the benchmarks for inclusion on the financial statements of Intraco, this is to be communicated within the first thirty days following the contribution through Deed of assignment so that this transaction can be unwound, without detriment or recourse by either party.

         Should Intraco determine that representations of FIFC or the securities not meet standard as required by Intraco, the shares received by FIFC are to be returned intact to Intraco and Intraco is to return the original of the Deed of Assignment, without any lien or encumbrance thereon, to FIFC and each to the other will hold themselves harmless and without further responsibility.

SECTION 7.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF INTRACO
-----------------------------------------------------------------

         Notwithstanding any right of FIFC fully to investigate the affairs of Intraco and notwithstanding any knowledge of facts determined or determinable by FIFC pursuant to such investigation or right of investigation, FIFC shall have the right to rely fully upon the representations, warranties, covenants and agreements of Intraco contained in this Agreement or in any document delivered to FIFC by Intraco or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for twelve (12) months following the Closing Date.

         Should, for any reason, FIFC determine that Intraco (or the securities received by FICF from Intraco pursuant to this Agreement) be unsuited for FIFC, such determination must be made within the first thirty days of the execution of this agreement and the receipt by Intraco of the Deed of Assignment for their securities. If so, this is to be communicated within the first thirty days following the contribution through Deed of assignment so that this transaction can be unwound, without detriment or recourse by either party. The shares received by FIFC are to be returned intact to Intraco and Intraco is to return the original of the Deed of Assignment, without any lien or encumbrance thereon, to FIFC and each to the other will hold themselves harmless and without further responsibility.


SECTION 8.  INDEMNIFICATION
---------------------------

         8.1      Obligation of FIFC to Indemnify.
                  -------------------------------

                  Subject to the limitations on the survival of representations and warranties contained in Section 6, FIFC hereby agrees to indemnify, defend and hold harmless Intraco from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of FIFC contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         8.2      Obligation of Intraco to Indemnify.
                  ----------------------------------

                  Subject to the limitations on the survival of representations and warranties contained in Section 6, Intraco agrees to indemnify, defend and hold harmless FIFC from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by Intraco and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         8.3      Claims by Third Parties.
                  -----------------------

                  Promptly after receipt by either party hereto (the "Indemnitee") of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to the other party or parties (the "Indemnitor"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

         8.4      Opportunity to Defend.
                  ---------------------

                  Indemnitor may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnitor elects to compromise or defend such Asserted Liability, it shall within fifteen (15) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnitor in the compromise of, or defense against, such Asserted Liability. The Indemnitee may participate at its own expense, in the defense of such Asserted Liability. If Indemnitor elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided, contests its obligations to indemnify under this Agreement, or at any time fails to pursue in good faith the resolution of any Asserted Liability, in the opinion of Indemnitee, then Indemnitee may, upon ten days' notice to Indemnitor pay, compromise or defend any such Asserted Liability. If the Indemnitor choose to defend any claim, the Indemnitee shall make available to the Indemnitor any books, records or other documents within its control that are necessary or appropriate for such defense.

SECTION 9.  CLOSING
-------------------

         The Closing shall take place simultaneously with the execution of this Agreement.

SECTION 10.  MISCELLANEOUS
--------------------------

         10.1     Publicity.
                  ----------

                  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by Intraco or FIFC at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

         10.2     Notices
                  -------

                  Any notice or other communication required or which may given hereunder shall be in writing by a party or by an attorney to a party and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or if mailed, four (4) days after the date of mailing, as follows:

                  (i)      If to INTRACO:
                           3998 FAU Boulevard, suite 210
                           Boca Raton, FL 33431
                           Attention:  President, Joseph Lents

                  (ii)     If to FIFC:
                           690 N.W. 13th Street
                           Miami, FL 33136
                           Attention: Chairman, Michael E Zapetis

                  Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notice hereunder.

         10.3     Entire Agreement.
                  ----------------

                  This Agreement (including any exhibits and schedules hereto) contain the entire agreement among the parties with respect to the exchange of the Convertible Preferred Shares and the Anglo American Shares (or other securities, see footnote 1) and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         10.4     Waivers and Amendments.
                  ----------------------

                  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies, which any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which the claim of any inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         10.5     Governing Law.
                  -------------

                  This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

         10.6     No Assignment.
                  -------------

                  This Agreement is not assignable except by operation of law.

         10.7     Headings.
                  --------

                  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         10.8     Severability of Provisions.
                  --------------------------

                  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         11.1     Counterparts.
                  ------------

                  This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


                                    INTRACO SYSTEMS, INC.

                                    By:
                                       -----------------------------------
                                    Name: Joseph Lents, CEO



                                   FIRST INTERNATIONAL FINANCE CORPORATION

                                   By:
                                      ------------------------------------
                                   Name: Michael E. Zapetis, Chairman

                      Amendment to Stock Purchase Agreement
                      -------------------------------------




The following represents an amendment to the Stock Purchase Agreement dated December 26, 2001 between First International Finance Corporation and Intraco Systems, Inc.:



Current: Section 4.  Covenants of Intraco Systems


         Not later than 30 days from the date of closing, Intraco will file a Preliminary Proxy Statement or Preliminary Information Statement with the Securities and Exchange Commission to increase its capitalization as hereinafter provided. Intraco will use its best efforts to obtain necessary authorizations and approvals of the stockholders of Intraco and the Securities and Exchange Commission for the increase of the Common Stock of the Corporation to permit FIFC to convert the Preferred Stock into Common Stock of Intraco.


Amended to Read:


         Not later than 60 days from the date of closing, Intraco will file a Preliminary Proxy Statement or Preliminary Information Statement with the Securities and Exchange Commission to increase its capitalization as hereinafter provided. Intraco will use its best efforts to obtain necessary authorizations and approvals of the stockholders of Intraco and the Securities and Exchange Commission for the increase of the Common Stock of the Corporation to permit FIFC to convert the Preferred Stock into Common Stock of Intraco.


Acknowledged and Accepted:


                                         First International Finance Corporation



-----------------------------            ---------------------------------------
Joseph Lents                             Michael E. Zapetis CHAIRMAN